EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 11-K for the fiscal year ended December 31, 2003 of the Sport Chalet, Inc. Employee Retirement Savings Plan (the “Plan”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Plan as of, and for, the periods presented in such report.

Dated: June 28, 2004	/s/ Craig L. Levra

Craig L. Levra,
Chairman of the Board, Chief Executive Officer and President

/s/ Howard K. Kaminsky

Howard K. Kaminsky,
Executive Vice President-Finance, Chief Financial Officer and Secretary

A signed original of this written statement required by Section 906 has been provided to Sport Chalet, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.

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